SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2006

                                      CWT

                                  (Depositor)

 (Issuer in respect of CHL Mortgage Pass-Through Certificates, Alternative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2006


                                      CWT


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2006


                             Payment Date: 03/25/06


          ------------------------------------------------------------
                             Countrywide Home Loans
         CHL Mortgage Pass-Through Certificates, Alternative Loan Trust
                                    2005-82
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        182,126,614.96    4.850630%     1,071,287.79    687,111.31    1,758,399.10       0.00       0.00
                        A2         75,885,924.20    4.930630%       446,368.94    291,017.54      737,386.48       0.00       0.00
                        A3         45,532,149.83    5.020630%       267,824.87    177,800.06      445,624.93       0.00       0.00
                        X                   0.00    0.000000%             0.00    632,736.46      632,736.46       0.00       0.00
                        P                 100.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                AR                  0.00    6.900266%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          16,412,270.93    5.330630%           270.78     68,046.02       68,316.80       0.00       0.00
                        B1          6,910,324.66    6.180630%           114.01     33,219.01       33,333.02       0.00       0.00
                        B2          4,318,703.04    6.580630%            71.25     22,104.28       22,175.53       0.00       0.00
                        B3          5,182,243.76    6.580630%            85.50     26,524.11       26,609.61       0.00       0.00
                        B4          3,800,978.40    6.580630%            62.71     19,454.43       19,517.14       0.00       0.00
                        B5          3,109,256.31    6.580630%            51.17     15,914.01       15,965.18       0.12       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        343,278,566.09     -            1,786,137.02  1,973,927.23    3,760,064.24       0.12     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        181,055,327.17              0.00
                                A2         75,439,555.26              0.00
                                A3         45,264,324.96              0.00
                                X                   0.00              0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          16,412,000.15              0.00
                                B1          6,910,210.65              0.00
                                B2          4,318,631.79              0.00
                                B3          5,182,158.26              0.00
                                B4          3,800,915.69              0.00
                                B5          3,109,205.01              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        341,492,428.95     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/06


          ------------------------------------------------------------
                             Countrywide Home Loans
         CHL Mortgage Pass-Through Certificates, Alternative Loan Trust
                                    2005-82
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    182,126,614.96     4.850630% 12668A5X9     5.836109      3.743211    986.344272
                           A2     75,885,924.20     4.930630% 12668A5Y7     5.836109      3.804947    986.344272
                           A3     45,532,149.83     5.020630% 12668A5Z4     5.836109      3.874399    986.344272
                           X               0.00     0.000000% 12668A6A8     0.000000      0.000000      0.000000
                           P             100.00     0.000000% 12668BGW7     0.000000      0.000000  1,000.000000
Residual                   AR              0.00     6.900266% 12668A6J9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      16,412,270.93     5.330630% 12668A6C4     0.016490      4.143842    999.451930
                           B1      6,910,324.66     6.180630% 12668A6D2     0.016490      4.804601    999.451930
                           B2      4,318,703.04     6.580630% 12668A6E0     0.016490      5.115547    999.451930
                           B3      5,182,243.76     6.580630% 12668A6F7     0.016490      5.115547    999.451930
                           B4      3,800,978.40     6.580630% 12668A6G5     0.016490      5.115547    999.451930
                           B5      3,109,256.31     6.580630% 12668A6H3     0.016450      5.115547    999.451930
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     343,278,566.09       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
         CHL Mortgage Pass-Through Certificates, Alternative Loan Trust
                                    2005-82
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       341,492,328.95   341,492,328.95
Loan count                   1130             1130
Avg loan rate           7.308177%             7.31
Prepay amount        2,693,212.22     2,693,212.22

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       102,800.31       102,800.31
Sub servicer fees            0.00             0.00
Trustee fees             2,574.59         2,574.59


Agg advances                  N/A              N/A
Adv this period         42,952.02        42,952.02

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                6,913,840.20     6,913,840.20
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           88.425378%           100.000000%            303,544,788.99
   -----------------------------------------------------------------------------
   Junior           11.574622%             0.000000%             39,733,121.55
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          32                11,426,175.68
60 to 89 days                           3                   569,439.54
90 or more                              1                   377,792.96
Foreclosure                             1                    99,501.62

Totals:                                37                12,472,909.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,760,064.24          3,760,064.24
Principal remittance amount            1,786,137.02          1,786,137.02
Interest remittance amount             1,973,927.23          1,973,927.23